SUPPLEMENT TO THE PROSPECTUS AND
                       STATEMENT OF ADDITIONAL INFORMATION

                         THE SHEPHERD STREET FUNDS, INC.

      THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S FEBRUARY 1, 2008 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION:

      On May 15, 2008, the Board of Directors of The Shepherd Street Equity Fund (the "Fund") authorized management to begin the process of liquidating the Fund. As part of this process, Fund management is preparing a proxy statement which will be mailed to shareholders in the near future asking them to approve a Plan of Liquidation, Dissolution and Termination (the "Plan") whereby all of the Fund's assets would be liquidated and the Fund would subsequently be dissolved and terminated. IN LIGHT OF THE BOARD'S DECISION, SHARES OF THE FUND ARE NO LONGER BEING OFFERED FOR SALE, AND THE FUND WILL NO LONGER ACCEPT PURCHASE ORDERS FOR SHARES OF THE FUND.

      If the Plan is approved at a special meeting of shareholders, each shareholder of the Fund will receive a distribution in an amount equal to the net asset value per share on the liquidation date. Each shareholder may also receive previously declared and unpaid dividends and distributions with respect to his or her shares of the Fund. The liquidation, dissolution and termination of the Fund is subject to the completion of certain conditions, including the approval of the Plan by the Fund's shareholders. Proxy materials describing the Plan will be mailed to shareholders of the Fund in anticipation of a special meeting of shareholders to be held at a later date.

      The Fund's investment adviser, Salem Investment Counselors, Inc. will continue to manage the Fund in accordance with the Fund's investment objective and strategy set forth in the Prospectus during the proxy process. However, the Fund has discontinued the payment of distribution fees pursuant to its Plan of Distribution pursuant to Rule 12b-1 since the Fund has suspended sales of Fund shares. Shareholders are permitted to redeem their shares at any time in accordance with the Fund's procedures until, assuming the liquidation of the Fund is approved by shareholders, the liquidation date.



Dated:  June 4, 2008